UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2019

KLA-TENCOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-09992	04-2564110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Technology Drive, Milpitas, California 95035

(Address of principal executive offices, including zip code)

(408) 875-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into Material Definitive Agreement

On March 13, 2019, KLA-Tencor Corporation, a Delaware corporation (“KLA”), entered into an underwriting agreement (the “Underwriting Agreement”), dated as of March 13, 2019, by and between KLA and J.P. Morgan Securities LLC, as representative of the several underwriters named therein (the “Underwriters”), relating to the issuance and sale by KLA of $800,000,000 aggregate principal amount of 4.100% Senior Notes due 2029 (the “2029 Notes”) and $400,000,000 aggregate principal amount of 5.000% Senior Notes due 2049 (the “2049 Notes” and together with the 2029 Notes, the “Notes”). The Notes were issued and sold in a public offering pursuant to KLA’s registration statement (the “Registration Statement”) on Form S-3 (File No. 333-222827), including the prospectus contained therein, filed with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended, a preliminary prospectus supplement dated March 13, 2019 and a related final prospectus supplement dated March 13, 2019. The transaction is expected to close on March 20, 2019.

The Underwriting Agreement includes customary representations, warranties and covenants by KLA. Under the terms of the Underwriting Agreement, KLA has agreed to indemnify the Underwriters against certain liabilities.

KLA intends to use the net proceeds from the offering to partially refinance its existing debt, including borrowings under its existing credit agreement, to repurchase shares, and for general corporate purposes.

The description of the Underwriting Agreement contained herein is qualified in its entirety by reference from the Underwriting Agreement filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	Other Events

On March 13, 2019, KLA issued a press release (the “Launch Press Release”) announcing its proposed offering of senior notes pursuant to the Registration Statement. A copy of the Launch Press Release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

On March 13, 2019, KLA issued a press release (the “Pricing Press Release”) announcing the pricing of its offering of $800,000,000 aggregate principal amount of the 2029 Notes and $400,000,0000 aggregate principal amount of the 2049 Notes. A copy of the Pricing Press Release is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of March 13, 2019, by and between KLA-Tencor Corporation and J.P. Morgan Securities LLC, as representative of the several underwriters named therein.

99.1	Launch Press Release, dated March 13, 2019.

99.2	Pricing Press Release, dated March 13, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KLA-TENCOR CORPORATION

Date: March 15, 2019	By:	/s/ Teri A. Little
	Name:	Teri A. Little
	Title:	Executive Vice President and Chief Legal Officer